Exhibit 99.1

KELLY SERVICES® REPORTS
SECOND QUARTER EARNINGS

Financial Highlights

•	Q2 revenue down 1.4%; down 0.2% in constant currency

•	Q2 operating earnings up 71% from last year, up 10% excluding the gain on sale of assets

•	Q2 earnings per share of $2.12 compared to a loss of $0.40, or $0.72 compared to $0.54 last year on an adjusted basis

TROY, MI (August 7, 2019) -- Kelly Services (Nasdaq: KELYA) (Nasdaq: KELYB), a global leader in providing workforce solutions, today announced results for the second quarter of 2019.

George S. Corona, President and Chief Executive Officer, announced revenue for the second quarter of 2019 totaled $1.4 billion, a 1.4% decrease, or 0.2% in constant currency, compared to the corresponding quarter of 2018. Second quarter 2019 results include the impact of the January 2019 acquisitions of NextGen and Global Technology Associates, providers of specialty engineering talent to the U.S. telecommunications industry. Excluding the recent acquisitions, adjusted revenue declined 4.2% in the second quarter, or 3.1% in constant currency.

Earnings from operations for the second quarter of 2019 totaled $34.8 million, compared to the $20.4 million reported for the second quarter of 2018. Included in earnings from operations in the second quarter of 2019 is a $12.3 million gain on sale of assets, primarily relating to the sale of unused land, and a $0.6 million benefit from the reversal of a portion of the restructuring charge taken in Q1 related to revitalizing the Americas Staffing delivery model. Excluding the gain on sale of assets, restructuring charges and recent acquisitions, adjusted earnings from operations totaled $17.7 million, down 14% compared to the same period in 2018.

Diluted earnings per share in the second quarter of 2019 were $2.12 compared to a loss per share of $0.40 in the second quarter of 2018. Included in earnings per share in the second quarter of 2019 is the favorable impact of $1.07 due to the non-cash after-tax gain on our investment in Persol Holdings common stock compared to a loss of $0.94 in the second quarter of 2018. Second quarter 2019 earnings per share also include the benefit of the gain on the sale of assets, net of tax of $0.23. Adjusted for the net of tax impact of restructuring charges, recent acquisitions, gains and losses on Persol Holdings common stock and the gain on sale of assets, diluted earnings per share for the quarter were $0.72 compared to $0.54 in the corresponding quarter of 2018.

“We’re pleased with the growth in gross profit, earnings and the improved free cash flow we delivered during the second quarter,” said Kelly President and CEO George Corona. “We continued to effectively manage costs and successfully integrated our two recent acquisitions that are outperforming expectations and making a strong impact on our business,” he said. “Our focus for the remainder of the year is on advancing our specialty talent solutions strategy to further accelerate the growth of our business.”

Kelly also reported that on August 7, its board of directors declared a dividend of $0.075 per share. The dividend is payable August 30, 2019 to shareholders of record as of the close of business on August 20, 2019.

In conjunction with its second quarter earnings release, Kelly Services has published a financial presentation on the Investor Relations page of our public website and will host a conference call at 9:00 a.m. (ET) on August 7 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254
The pass code is Kelly Services

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions and disruptions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual property assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates including PersolKelly Asia Pacific, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with the government or government contractors, risks associated with conducting business in foreign countries, including foreign currency fluctuations, the exposure to potential market and currency exchange risks relating to our investment in Persol Holdings, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyber attacks or other breaches of network or information technology security, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology projects, our ability to maintain adequate financial and management processes and controls, risk of potential impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, the impact of changes in laws and regulations (including federal, state and international tax laws), competition law risks, the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward-looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®
Kelly Services, Inc. (Nasdaq: KELYA, KELYB) connects talented people to companies in need of their skills in areas including Science, Engineering, Education, Office, Contact Center, Light Industrial, and more. We’re always thinking about what’s next in the evolving world of work, and we help people ditch the script on old ways of thinking and embrace the value of all workstyles in the workplace. We directly employ more than 500,000 people around the world, and we connect thousands more with work through our global network of talent suppliers and partners in our outsourcing and consulting practice. Revenue in 2018 was $5.5 billion. Visit kellyservices.com and let us help with what’s next for you.

KLYA-FIN

# # #

ANALYST & MEDIA CONTACT:
James Polehna
(248) 244-4586
james_polehna@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JUNE 30, 2019 AND JULY 1, 2018
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2019	2018	Change		Change	Change

Revenue from services	$1,367.5	$1,386.9	$(19.4)		(1.4)%	(0.2)%

Cost of services	1,123.5	1,146.4	(22.9)		(2.0)

Gross profit	244.0	240.5	3.5		1.4	2.6

Selling, general and administrative expenses	221.5	220.1	1.4		0.6	1.6

Gain on sale of assets	12.3	—	12.3		NM

Earnings from operations	34.8	20.4	14.4		70.7

Gain (loss) on investment in Persol Holdings	61.2	(52.5)	113.7		NM

Other income (expense), net	0.2	0.6	(0.4)		(51.7)

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	96.2	(31.5)	127.7		NM

Income tax expense (benefit)	12.7	(15.6)	28.3		181.3

Net earnings (loss) before equity in net earnings (loss) of affiliate	83.5	(15.9)	99.4		NM

Equity in net earnings (loss) of affiliate	0.3	0.5	(0.2)		(29.1)

Net earnings (loss)	$83.8	$(15.4)	$99.2		NM

Basic earnings (loss) per share	$2.12	$(0.40)	$2.52		NM
Diluted earnings (loss) per share	$2.12	$(0.40)	$2.52		NM

STATISTICS:

Permanent placement income (included in revenue from services)	$15.7	$17.3	$(1.6)		(9.7)%	(7.5)%

Gross profit rate	17.8%	17.3%	0.5	pts.

Conversion rate	14.2	8.5	5.7

% Return:
Earnings from operations	2.5	1.5	1.0
Net earnings (loss)	6.1	(1.1)	7.2

Effective income tax rate	13.2%	49.6%	(36.4)	pts.

Average number of shares outstanding (millions):
Basic	39.1	38.8
Diluted	39.2	38.8

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 26 WEEKS ENDED JUNE 30, 2019 AND JULY 1, 2018
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2019	2018	Change		Change	Change

Revenue from services	$2,750.1	$2,756.8	$(6.7)		(0.2)%	1.3%

Cost of services	2,254.5	2,278.1	(23.6)		(1.0)

Gross profit	495.6	478.7	16.9		3.5	4.9

Selling, general and administrative expenses	456.3	446.3	10.0		2.2	3.6

Gain on sale of assets	12.3	—	12.3		NM

Earnings from operations	51.6	32.4	19.2		59.3

Gain (loss) on investment in Persol Holdings	74.4	(28.8)	103.2		NM

Other income (expense), net	(0.9)	(1.1)	0.2		13.7

Earnings before taxes and equity in net earnings (loss) of affiliate	125.1	2.5	122.6		NM

Income tax expense (benefit)	19.1	(9.2)	28.3		307.2

Net earnings before equity in net earnings (loss) of affiliate	106.0	11.7	94.3		NM

Equity in net earnings (loss) of affiliate	(0.1)	2.0	(2.1)		(101.1)

Net earnings	$105.9	$13.7	$92.2		NM

Basic earnings per share	$2.69	$0.35	$2.34		NM
Diluted earnings per share	$2.68	$0.35	$2.33		NM

STATISTICS:

Permanent placement income (included in revenue from services)	$31.6	$33.9	$(2.3)		(6.8)%	(3.8)%

Gross profit rate	18.0%	17.4%	0.6	pts.

Conversion rate	10.4	6.8	3.6

% Return:
Earnings from operations	1.9	1.2	0.7
Net earnings	3.9	0.5	3.4

Effective income tax rate	15.3%	(366.2)%	381.5	pts.

Average number of shares outstanding (millions):
Basic	39.0	38.7
Diluted	39.2	38.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter

			%		CC %
	2019	2018	Change		Change
Americas Staffing
Revenue from services	$597.6	$604.0	(1.0)%		(0.9)%
Gross profit	108.8	108.5	0.2		0.4
SG&A expenses excluding restructuring charges	93.8	90.7	3.4		3.6
Restructuring charges	(0.6)	—	NM		NM
Total SG&A expenses	93.2	90.7	2.7		3.0
Earnings from operations	15.6	17.8	(12.4)
Earnings from operations excluding restructuring charges	15.0	17.8	(15.8)

Gross profit rate	18.2%	18.0%	0.2	pts.
Conversion rate	14.3	16.4	(2.1)
Conversion rate excluding restructuring charges	13.8	16.4	(2.6)
Return on sales	2.6	2.9	(0.3)
Return on sales excluding restructuring charges	2.5	2.9	(0.4)

Global Talent Solutions
Revenue from services	$505.9	$500.7	1.0%		1.4%
Gross profit	99.7	92.7	7.5		8.2
Total SG&A expenses	74.3	75.0	(0.9)		(0.2)
Earnings from operations	25.4	17.7	43.0

Gross profit rate	19.7%	18.5%	1.2	pts.
Conversion rate	25.4	19.1	6.3
Return on sales	5.0	3.5	1.5

International Staffing
Revenue from services	$268.1	$286.6	(6.5)%		(1.8)%
Gross profit	36.1	39.9	(9.4)		(4.8)
Total SG&A expenses	32.6	33.5	(2.6)		1.9
Earnings from operations	3.5	6.4	(44.8)

Gross profit rate	13.5%	13.9%	(0.4)	pts.
Conversion rate	9.7	16.0	(6.3)
Return on sales	1.3	2.2	(0.9)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date

			%		CC %
	2019	2018	Change		Change
Americas Staffing
Revenue from services	$1,224.1	$1,208.3	1.3%		1.6%
Gross profit	226.0	216.5	4.4		4.7
SG&A expenses excluding restructuring charges	188.7	182.6	3.3		3.6
Restructuring charges	5.7	—	NM		NM
Total SG&A expenses	194.4	182.6	6.4		6.8
Earnings from operations	31.6	33.9	(6.6)
Earnings from operations excluding restructuring charges	37.3	33.9	10.2

Gross profit rate	18.5%	17.9%	0.6	pts.
Conversion rate	14.0	15.6	(1.6)
Conversion rate excluding restructuring charges	16.5	15.6	0.9
Return on sales	2.6	2.8	(0.2)
Return on sales excluding restructuring charges	3.1	2.8	0.3

Global Talent Solutions
Revenue from services	$1,006.9	$986.5	2.1%		2.5%
Gross profit	200.1	184.5	8.5		9.3
Total SG&A expenses	149.0	150.8	(1.2)		(0.4)
Earnings from operations	51.1	33.7	51.4

Gross profit rate	19.9%	18.7%	1.2	pts.
Conversion rate	25.5	18.3	7.2
Return on sales	5.1	3.4	1.7

International Staffing
Revenue from services	$527.0	$571.3	(7.8)%		(1.6)%
Gross profit	70.7	79.0	(10.5)		(4.5)
Total SG&A expenses	63.9	67.6	(5.5)		0.4
Earnings from operations	6.8	11.4	(40.0)

Gross profit rate	13.4%	13.8%	(0.4)	pts.
Conversion rate	9.6	14.4	(4.8)
Return on sales	1.3	2.0	(0.7)

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	June 30, 2019	Dec. 30, 2018	July 1, 2018
Current Assets
Cash and equivalents	$37.2	$35.3	$33.9
Trade accounts receivable, less allowances of
$12.1, $13.2, and $13.1, respectively	1,273.6	1,293.3	1,248.9
Prepaid expenses and other current assets	82.1	71.9	64.5
Total current assets	1,392.9	1,400.5	1,347.3

Noncurrent Assets
Property and equipment, net	83.4	86.3	84.7
Operating lease right-of-use assets	66.9	—	—
Deferred taxes	217.5	198.7	191.7
Goodwill	127.8	107.3	107.3
Investment in Persol Holdings	213.7	135.1	203.2
Investment in equity affiliate	122.0	121.3	122.0
Other assets	318.1	265.2	278.4
Total noncurrent assets	1,149.4	913.9	987.3

Total Assets	$2,542.3	$2,314.4	$2,334.6

Current Liabilities
Short-term borrowings	$19.3	$2.2	$1.7
Accounts payable and accrued liabilities	513.7	540.6	505.5
Operating lease liabilities	20.3	—	—
Accrued payroll and related taxes	283.5	266.0	284.7
Accrued workers' compensation and other claims	25.1	26.0	25.3
Income and other taxes	69.2	62.7	60.7
Total current liabilities	931.1	897.5	877.9

Noncurrent Liabilities
Operating lease liabilities	49.3	—	—
Accrued workers' compensation and other claims	48.8	50.5	49.2
Accrued retirement benefits	178.0	162.9	182.2
Other long-term liabilities	66.9	44.0	64.4
Total noncurrent liabilities	343.0	257.4	295.8

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(21.5)	(26.0)	(27.4)
Paid-in capital	23.2	24.4	23.4
Earnings invested in the business	1,238.1	1,138.1	1,134.8
Accumulated other comprehensive income (loss)	(11.7)	(17.1)	(10.0)
Total stockholders' equity	1,268.2	1,159.5	1,160.9

Total Liabilities and Stockholders' Equity	$2,542.3	$2,314.4	$2,334.6

STATISTICS:
Working Capital	$461.8	$503.0	$469.4
Current Ratio	1.5	1.6	1.5
Debt-to-capital %	1.5%	0.2%	0.1%
Global Days Sales Outstanding	57	55	55
Year-to-Date Free Cash Flow	$64.8	$35.8	$22.9

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 26 WEEKS ENDED JUNE 30, 2019 AND JULY 1, 2018
(UNAUDITED)
(In millions of dollars)

	2019	2018
Cash flows from operating activities:
Net earnings	$105.9	$13.7
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation and amortization	15.6	12.9
Operating lease asset amortization	11.5	—
Provision for bad debts	1.8	1.5
Stock-based compensation	5.2	4.7
(Gain) loss on investment in Persol Holdings	(74.4)	28.8
(Gain) loss on sale of assets	(12.3)	—
Equity in net (earnings) loss of PersolKelly Asia Pacific	0.1	(2.0)
Other, net	(0.6)	(0.6)
Changes in operating assets and liabilities, net of acquisitions	20.7	(25.8)

Net cash from operating activities	73.5	33.2

Cash flows from investing activities:
Capital expenditures	(8.7)	(10.3)
Acquisition of companies, net of cash received	(86.4)	—
Proceeds from sale of assets	13.8	—
Proceeds from company-owned life insurance	3.0	—
Other investing activities	(1.3)	(0.6)

Net cash used in investing activities	(79.6)	(10.9)

Cash flows from financing activities:
Net change in short-term borrowings	17.1	(8.4)
Dividend payments	(5.9)	(5.9)
Payments of tax withholding for stock awards	(2.3)	(6.2)
Other financing activities	(0.3)	—

Net cash from (used in) financing activities	8.6	(20.5)

Effect of exchange rates on cash, cash equivalents and restricted cash	(0.1)	(0.1)

Net change in cash, cash equivalents and restricted cash	2.4	1.7
Cash, cash equivalents and restricted cash at beginning of period	40.1	36.9

Cash, cash equivalents and restricted cash at end of period	$42.5	$38.6

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Second Quarter (Americas, International and GTS)

			%	CC %
	2019	2018	Change	Change

Americas
United States	$991.3	$981.2	1.0%	1.0%
Canada	33.2	37.0	(10.4)	(7.2)
Mexico	29.7	30.0	(1.2)	(2.9)
Puerto Rico	19.6	26.2	(25.0)	(25.0)
Brazil	8.2	9.0	(9.3)	3.0
Total Americas	1,082.0	1,083.4	(0.1)	—

EMEA
France	64.6	72.0	(10.2)	(4.8)
Switzerland	49.9	52.8	(5.6)	(4.0)
Portugal	46.7	51.2	(8.9)	(3.4)
United Kingdom	30.5	28.5	7.0	13.3
Russia	28.8	25.6	12.8	17.2
Italy	20.7	19.3	7.5	13.7
Ireland	10.9	11.7	(6.8)	(1.2)
Germany	9.9	14.8	(33.7)	(29.7)
Other	16.9	22.0	(23.0)	(17.8)
Total EMEA	278.9	297.9	(6.3)	(1.6)

Total APAC	6.6	5.6	18.1	26.3

Total Kelly Services, Inc.	$1,367.5	$1,386.9	(1.4)%	(0.2)%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	June Year to Date (Americas, International and GTS)

			%	CC %
	2019	2018	Change	Change

Americas
United States	$2,010.2	$1,955.9	2.8%	2.8%
Canada	66.2	70.6	(6.2)	(2.1)
Mexico	57.2	60.4	(5.4)	(5.1)
Puerto Rico	38.8	46.0	(15.7)	(15.7)
Brazil	16.7	18.5	(9.8)	3.7
Total Americas	2,189.1	2,151.4	1.7	2.0

EMEA
France	128.9	143.9	(10.4)	(4.0)
Switzerland	99.4	102.5	(3.0)	0.3
Portugal	91.5	102.3	(10.6)	(4.3)
United Kingdom	56.7	57.5	(1.4)	4.8
Russia	54.2	51.7	5.0	14.9
Italy	41.3	39.8	3.9	11.2
Ireland	21.0	23.0	(8.6)	(2.1)
Germany	21.0	31.2	(32.9)	(28.0)
Other	34.9	42.8	(18.4)	(11.9)
Total EMEA	548.9	594.7	(7.7)	(1.6)

Total APAC	12.1	10.7	13.7	22.8

Total Kelly Services, Inc.	$2,750.1	$2,756.8	(0.2)%	1.3%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
SECOND QUARTER
(UNAUDITED)
(In millions of dollars)

	2019				2018
Revenue from Services:	As Reported	Restructuring(2)	Acquisitions(3)	Adjusted	As Reported
Americas Staffing	$597.6	$—	$(22.7)	$574.9	$604.0
Global Talent Solutions	505.9	—	(16.7)	489.2	500.7
International Staffing	268.1	—	—	268.1	286.6
Intersegment	(4.1)	—	—	(4.1)	(4.4)
Total Company	$1,367.5	$—	$(39.4)	$1,328.1	$1,386.9

	2019				2018
Gross Profit:	As Reported	Restructuring(2)	Acquisitions(3)	Adjusted	As Reported
Americas Staffing	$108.8	$—	$(7.0)	$101.8	$108.5
Global Talent Solutions	99.7	—	(4.1)	95.6	92.7
International Staffing	36.1	—	—	36.1	39.9
Intersegment	(0.6)	—	—	(0.6)	(0.6)
Total Company	$244.0	$—	$(11.1)	$232.9	$240.5

	2019				2018
SG&A Expenses:	As Reported	Restructuring(2)	Acquisitions(3)	Adjusted	As Reported
Americas Staffing	$93.2	$0.6	$(5.0)	$88.8	$90.7
Global Talent Solutions	74.3	—	(1.9)	72.4	75.0
International Staffing	32.6	—	—	32.6	33.5
Corporate	22.0	—	—	22.0	21.5
Intersegment	(0.6)	—	—	(0.6)	(0.6)
Total Company	$221.5	$0.6	$(6.9)	$215.2	$220.1

	2019					2018
Earnings from Operations:	As Reported	Restructuring(2)	Acquisitions(3)	Gain on sale of assets(4)	Adjusted	As Reported
Americas Staffing	$15.6	$(0.6)	$(2.0)	$—	$13.0	$17.8
Global Talent Solutions	25.4	—	(2.2)	—	23.2	17.7
International Staffing	3.5	—	—	—	3.5	6.4
Corporate	(9.7)	—	—	(12.3)	(22.0)	(21.5)
Total Company	$34.8	$(0.6)	$(4.2)	$(12.3)	$17.7	$20.4

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
JUNE YEAR TO DATE
(UNAUDITED)
(In millions of dollars)

	2019				2018
Revenue from Services:	As Reported	Restructuring(2)	Acquisitions(3)	Adjusted	As Reported
Americas Staffing	$1,224.1	$—	$(42.9)	$1,181.2	$1,208.3
Global Talent Solutions	1,006.9	—	(32.4)	974.5	986.5
International Staffing	527.0	—	—	527.0	571.3
Intersegment	(7.9)	—	—	(7.9)	(9.3)
Total Company	$2,750.1	$—	$(75.3)	$2,674.8	$2,756.8

	2019				2018
Gross Profit:	As Reported	Restructuring(2)	Acquisitions(3)	Adjusted	As Reported
Americas Staffing	$226.0	$—	$(13.2)	$212.8	$216.5
Global Talent Solutions	200.1	—	(7.0)	193.1	184.5
International Staffing	70.7	—	—	70.7	79.0
Intersegment	(1.2)	—	—	(1.2)	(1.3)
Total Company	$495.6	$—	$(20.2)	$475.4	$478.7

	2019				2018
SG&A Expenses:	As Reported	Restructuring(2)	Acquisitions(3)	Adjusted	As Reported
Americas Staffing	$194.4	$(5.7)	$(10.0)	$178.7	$182.6
Global Talent Solutions	149.0	—	(3.7)	145.3	150.8
International Staffing	63.9	—	—	63.9	67.6
Corporate	50.2	—	—	50.2	46.6
Intersegment	(1.2)	—	—	(1.2)	(1.3)
Total Company	$456.3	$(5.7)	$(13.7)	$436.9	$446.3

	2019					2018
Earnings from Operations:	As Reported	Restructuring(2)	Acquisitions(3)	Gain on sale of assets(4)	Adjusted	As Reported
Americas Staffing	$31.6	$5.7	$(3.2)	$—	$34.1	$33.9
Global Talent Solutions	51.1	—	(3.3)	—	47.8	33.7
International Staffing	6.8	—	—	—	6.8	11.4
Corporate	(37.9)	—	—	(12.3)	(50.2)	(46.6)
Total Company	$51.6	$5.7	$(6.5)	$(12.3)	$38.5	$32.4

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES (continued)
(UNAUDITED)
(In millions of dollars except per share data)

	Second Quarter		June Year to Date
	2019	2018	2019	2018
Income tax expense (benefit)	$12.7	$(15.6)	$19.1	$(9.2)
Tax expense on investment in Persol Holdings(1)	(18.7)	16.2	(22.8)	8.9
Tax expense on restructuring charges(2)	(0.1)	—	1.5	—
Tax expense on acquisitions(3)	(1.0)	—	(1.6)	—
Tax expense on gain on sale of assets(4)	(3.3)	—	(3.3)	—
Adjusted income tax expense (benefit)	$(10.4)	$0.6	$(7.1)	$(0.3)

	Second Quarter		June Year to Date
	2019	2018	2019	2018
Net earnings (loss)	$83.8	$(15.4)	$105.9	$13.7
(Gain) loss on investment in Persol Holdings, net of taxes(1)	(42.5)	36.3	(51.6)	19.9
Restructuring charges, net of taxes(2)	(0.5)	—	4.2	—
Net earnings from acquisitions(3)	(3.2)	—	(4.9)	—
Gain on sale of assets, net of taxes(4)	(9.0)	—	(9.0)	—
Adjusted net earnings	$28.6	$20.9	$44.6	$33.6

	Second Quarter		June Year to Date
	2019	2018	2019	2018
	Per Share		Per Share
Net earnings (loss)	$2.12	$(0.40)	$2.68	$0.35
(Gain) loss on investment in Persol Holdings, net of taxes(1)	(1.07)	0.94	(1.31)	0.51
Restructuring charges, net of taxes(2)	(0.01)	—	0.11	—
Acquisitions, net of taxes(3)	(0.08)	—	(0.12)	—
Gain on sale of assets, net of taxes(4)	(0.23)	—	(0.23)	—
Adjusted net earnings	$0.72	$0.54	$1.13	$0.86

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2019 and 2018 gains and losses on the investment in Persol Holdings, the 2019 restructuring charges, the 2019 acquisitions, and the 2019 gain on sale of assets are useful to understand the Company's fiscal 2019 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Additionally, the Company does not acquire businesses on a predictable cycle and the terms of each acquisition are unique and may vary significantly. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance.

These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) The gains on the investment in Persol Holdings represent the change in fair value of the investment during the period presented and the related tax expense.

(2) Restructuring charges in 2019 represent severance costs primarily related to U.S. branch-based staffing operations.

(3) NextGen and GTA were acquired on January 2, 2019, and were included in the reported results of operations of Americas Staffing and GTS segments, respectively, from the date of acquisition.

(4) Gain on sale of assets primarily represents the excess of the proceeds over the cost of an unused parcel of land located near the Company headquarters sold during the second quarter of 2019.